United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 30, 2015

Date of Report (Date of earliest event reported)

PHARMACYTE BIOTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-68008	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12510 Prosperity Drive, Suite 310 Silver Spring, Maryland	20904-1643
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 595-2850

N/A ___________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 4.02     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 30, 2015, the Board of Directors (“Board”) of PharmaCyte Biotech, Inc., a Nevada corporation (“Company”), determined that the previously issued audited financial statements for the year ended April 30, 2015 and the unaudited financial statements for the interim periods ended July 31, 2015 and October 31, 2015 should no longer be relied upon and that disclosure should be made to prevent future reliance on these financial statements. The Company made this determination once the Board had been advised by the Company’s management that it had consulted with the former and current independent registered accountants of the Company about the potential need to restate these financial statements. Based upon this consultation, the Company’s management recommended to the Board that the financial statements should be restated because the Company had inadvertently accounted for certain warrants with a cashless exercise provision as liabilities when they should have been accounted for as equity.

In addition, the Company will clarify the disclosure of common stock transactions in the footnotes to the consolidated financial statements. This clarification is not expected to have a material impact on the consolidated financial statements.

The Company has not yet completed its final determination and review of the items listed below. Therefore, the listed amounts are preliminary and subject to change. There can be no assurance that the final adjustments will not differ materially from the estimated amounts discussed herein or that additional adjustments will not be identified.

The approximate impact of the proposed restatements is as follows:

Year ended April 30, 2015

By using the equity method of accounting instead of the liability method previously used to value the cashless warrants, the reported net loss of the Company will change in an amount to be determined.

The total current liabilities on the balance sheet were overstated by $492,049. With the restatement, the total current liabilities on the balance sheet will decrease by $492,049 to a liability balance of $1,520,366 at April 30, 2015.

Quarter ended July 31, 2015

By using the liability method instead of the equity method, the Company reported a net loss of $546,164 for the three months ended July 31, 2015. Using the equity method, the net loss would have been $1,008,467 for the three months ended July 31, 2015.

The total current liabilities on the balance sheet were overstated by $29,746. With the restatement, the total current liabilities on the balance sheet will decrease by $29,746 to a total liability balance of $1,156,440 at July 31, 2015.

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Quarter ended October 31, 2015

By using the liability method instead of the equity method, the Company reported a net loss of $1,099,263 for the three months ended October 31, 2015. Using the equity method, the net loss would have been $1,129,009 for the three months ended October 31, 2015.

By using the liability method instead of the equity method, the Company reported a net loss of $1,645,425 for the six months ended October 31, 2015. Using the equity method, the net loss would have been $2,137,474 for the six months ended October 31, 2015.

The restatement will have no effect on current liabilities on the balance sheet as of October 31, 2015.

The Company is working with its former and current auditors to restate and refile the Annual Report on Form 10-K for the year ended April 30, 2015 and the Quarterly Reports on Form 10-Q for the quarters ended July 31, 2015 and October 31, 2015 as soon as reasonably possible.

Disclosures about Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. The above statements regarding the expected impact and amounts of the restatements and the anticipated timing of our SEC filings constitute forward-looking statements that are based on our current expectations. The actual impact and amounts and the detailed presentation of the restatements will be included in the Company’s upcoming SEC filings after the Company has completed its work on the restatements, the Company’s prior independent registered public accounting firm has completed their audit of the Company’s restated consolidated financial statements for the year ended April 30, 2015 and their review of the Company’s related consolidated financial statements for the quarter ended July 31, 2015, and the Company’s current independent registered public accounting firm has completed its review of the Company’s restated consolidated financial statements for the three and six months ended October 31, 2015. There can be no assurance that the final impact and the amounts of the restatements will not differ materially from estimates that are described in this Report or that any other information set forth herein will not change materially before the Company files its restated consolidated financial statements.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Company’s actual results, as well as the Company’s expectations regarding materiality or significance, the restatement’s quantitative effects, the timing of the filing of the SEC reports and the Company’s estimated financial results for the year ended April 30, 2015 and the first and second quarters of 2016, to differ materially from those in the forward-looking statements. These factors include, among other things, the risk that additional information may arise from the preparation of the Company’s restated financial statements. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. For a discussion of a variety of risk factors affecting our business and prospects, see “Item 1A - Risk Factors” and “Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended April 30, 2015, as supplemented by the Reports we have filed since the 2015 10-K, which have been filed with the SEC and are available on the Company’s website (www.pharmacytebiotech.com) and on the SEC’s website (www.sec.gov).

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2015, the Board granted to the Company’s Chief Executive Officer, President, General Counsel and Chairman of the Board, Kenneth L. Waggoner, an option to purchase 6,000,000 shares of the Company’s common stock (each, a “Share”), expiring five years from such date, with an exercise price per share of $0.063, the fair market value of each Share on the date of grant. These options will vest monthly at the rate of 500,000 shares per month, commencing January 1, 2016, as partial compensation for his services to the Company (“Waggoner Option Award”).

On December 30, 2015, the Company and Mr. Waggoner entered into an amendment (“Waggoner Amendment”) to the Executive Compensation Agreement (“Original Waggoner Compensation Agreement”), dated as of March 10, 2015, effective as of January 1, 2015, by and between the Company and Mr. Waggoner. Pursuant to the Waggoner Amendment, subject to Mr. Waggoner’s continuing service under the Original Waggoner Compensation Agreement, as so amended, Mr. Waggoner is entitled to receive the Waggoner Option Award in lieu of an option to purchase 2,400,000 Shares, with an exercise price equal to the fair market value on the date of grant. These options will vest monthly, commencing January 1, 2016, as provided in the Original Waggoner Compensation Agreement. On December 30, 2015, the Company also entered into a stock option agreement (“Waggoner Stock Option Agreement”) with Mr. Waggoner providing for the grant of the Waggoner Option Award on the terms described above, subject to certain transfer restrictions and additional customary terms as set forth in in the Waggoner Stock Option Agreement.

Additionally, on December 30, 2015, the Board granted to the Company’s Chief Operating Officer, Dr. Gerald W. Crabtree, an option to purchase 4,800,000 Shares, expiring five years from the date of grant, with an exercise price per share of $0.063, the fair market value of each Share on the date of grant. These options will vest monthly at the rate of 400,000 shares per month, commencing January 1, 2016, as partial compensation for his services to the Company (“Crabtree Option Award”).

On December 30, 2015, the Company and Dr. Crabtree entered into an amendment (the “Crabtree Amendment”) to the Executive Compensation Agreement (“Original Crabtree Compensation Agreement”), dated as of March 10, 2015, effective as of January 1, 2015, by and between the Company and Dr. Crabtree. Pursuant to the Crabtree Amendment, subject to Dr. Crabtree’s continuing service under the Original Crabtree Compensation Agreement, as so amended, Dr. Crabtree is entitled to receive the Crabtree Option Award in lieu of an option to purchase 2,400,000 Shares, with an exercise price equal to the fair market value on the date of grant. These options will vest monthly, commencing January 1, 2016, as provided in the Original Crabtree Compensation Agreement. On December 30, 2015, the Company also entered into a stock option agreement (“Crabtree Stock Option Agreement”) with Dr. Crabtree providing for the grant of the Crabtree Option Award on the terms described above, subject to certain transfer restrictions and additional customary terms as set forth in the Crabtree Stock Option Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated December 31, 2015

PHARMACYTE BIOTECH, INC. By: /s/ Kenneth L. Waggoner Kenneth L. Waggoner Chief Executive Officer

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